EXHIBIT 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the quarterly periodic report of Oxford Media Corp. on Form 10- QSB for the interim financial statements filed for the nine months ended September 30, 2004, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Thomas Hemingway, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of section 13(a) or

15(d) of the Securities Exchange Act of 1934; and

(1)

The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: November 12, 2004

/s/ Thomas Hemingway --------------------- Thomas Hemingway Chief Executive Officer

EXHIBIT 32.2

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the periodic report of Oxford Media Corp .on Form 10-QSB, for the interim financial statements for the nine months ended September 30, 2004, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, David P. Noyes, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of section 13(a) or

15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: November 12, 2004

/s/ David P. Noyes --------------------- David P. Noyes Chief Financial Officer